UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 12, 2011

PSIVIDA CORP.

(Exact name of Registrant as specified in its charter)

Delaware	000-51122	26-2774444
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 Pleasant Street

Watertown, MA 02472

(Address of Principal Executive Offices) (Zip Code)

(617) 926-5000

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On September 12, 2011, pSivida Corp. issued a press release announcing the opening of an investigational new drug application (IND) for a Phase I/II clinical trial to study pSivida’s injectable, sustained release insert delivering the corticosteroid fluocinolone acetonide (FAc) for the treatment of uveitis affecting the posterior segment of the eye. A copy of this press release is furnished as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

The following Exhibit is filed with this report on Form 8-K:

Exhibit No.	Description

99.1	Press Release of pSivida Corp. dated September 12, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 12, 2011

PSIVIDA CORP.

By:	/s/ LORI FREEDMAN
Name:	Lori Freedman
Title:	Vice President Corporate Affairs, General Counsel & Secretary